Exhibit 99.1 Investor Presentation July 2021 1Exhibit 99.1 Investor Presentation July 2021 1

Disclaimer This presentation (the “Presentation”) is being made in connection with a potential transaction Forward-Looking Statements Forecast and Illustrative Scenarios (the “Business Combination”) between Sonder Holdings Inc. (“Sonder”) and Gores Metropoulos This Presentation contains “forward-looking statements” within the meaning of the Private This Presentation contains information with respect to Sonder’s projected results. This forecast is II, Inc. (“GM II”). Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, based on currently available information and Sonder estimates. Neither Sonder nor its statements about forecasted future ﬁnancial and operating results, revenue growth, growth in independent auditors audited, reviewed, compiled, or performed any procedures with respect to No Oﬀer or Solicitation total unit portfolio, plans, objectives, expectations and intentions with respect to future either information for the purpose of its inclusion in this Presentation, and accordingly, neither of This Presentation is for informational purposes only and is neither an oﬀer to sell or purchase, nor operations, products and services, planned openings, expected unit contractings; and other them expressed an opinion or provided any other form of assurance with respect thereto for the a solicitation of an oﬀer to sell, buy or subscribe for any securities in any jurisdiction, nor is it a statements identiﬁed by words such as “will likely result,” “are expected to,” “will continue,” “is purpose of this Presentation. Sonder does not undertake any commitment to update or revise solicitation of any vote relating to the potential Business Combination or otherwise in any anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar any such information, whether as a result of new information, future events or otherwise. The jurisdiction. meaning. These forward-looking statements include, but are not limited to, statements regarding assumptions and estimates underlying the above-referenced information are inherently uncertain Sonder’s industry and market size, future opportunities for Sonder’s business and its estimated and are subject to a wide variety of signiﬁcant business, economic and competitive risks and No Representations and Warranties future results and regarding the potential Business Combination, including implied enterprise uncertainties that could cause actual results to diﬀer materially from those contained in such This Presentation has been prepared to assist interested parties in making their own evaluation value, the expected post-closing ownership structure and the likelihood and ability of the parties information. See “Forward-Looking Statements” above. with respect to a potential investment in GM II relating to the potential Business Combination and to successfully consummate the potential Business Combination. for no other purpose. Sonder and GM II assume no obligation to update or keep current the Industry and Market Data information contained in this Presentation, to remove any outdated information or to expressly Such forward-looking statements are based upon the current beliefs and expectations of the The information contained herein also includes information provided by third parties. Any mark it as being outdated. No securities commission or securities regulatory authority or other management of each of Sonder and GM II and are inherently subject to signiﬁcant business, estimates or projections contained herein involve elements of subjective judgment and analysis regulatory body or authority in the United States or any other jurisdiction has in any way passed economic and competitive uncertainties and contingencies, many of which are diﬃcult to predict that may or may not prove to be accurate. None of Sonder, GM II, their respective aﬃliates or upon the merits of, or the accuracy and adequacy of, any of the information contained in this and generally beyond the control of the parties. any third parties that provide information to Sonder, GM II or their respective aﬃliates, such as Presentation. market research ﬁrms, guarantee the accuracy, completeness, timeliness or availability of any Actual results, performance or achievements may diﬀer materially, and potentially adversely, from information or are responsible for any errors or omissions (negligent or otherwise), regardless of This Presentation does not purport to contain all of the information that may be required to any projections and forward-looking statements and the assumptions on which those the cause, or the results obtained from the use of such content. Sonder and GM II may have evaluate an investment relating to the potential Business Combination, and any recipient should forward-looking statements are based. There can be no assurance that the data contained supplemented this information where necessary with information from discussions with Sonder’s conduct its own independent analysis of Sonder and GM II and the data contained or referred to herein is reﬂective of future performance to any degree. You are cautioned not to place undue customers and Sonder’s own internal estimates, taking into account publicly available in this Presentation. reliance on forward-looking statements as a predictor of future performance as projected information about other industry participants and Sonder’s management’s best view as to ﬁnancial information, cost savings and other information are based on estimates and information that is not publicly available. You should not construe the contents of this Presentation as legal, accounting, business or tax assumptions. The forward-looking statements are subject to various risks, uncertainties and advice and you should consult your own professional advisors as to the legal, accounting, other factors, many of which are beyond our control, including those described in the Risk None of Sonder, GM II or their respective aﬃliates give any express or implied warranties, business, tax, ﬁnancial and other matters contained herein. Factors Summary on p. 50. There may be additional risks that neither Sonder nor GM II currently including, but not limited to, any warranties of merchantability or ﬁtness for a particular purpose know or that Sonder and GM II currently believe are immaterial that could also cause actual or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, results of Sonder to diﬀer from those contained in the forward-looking statements. Other exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal No representation or warranty, express or implied, is or will be given by Sonder or GM II or any of unknown or unpredictable factors or factors currently considered immaterial also could have an fees or losses (including lost income or proﬁts and opportunity costs) in connection with the use their respective aﬃliates, directors, oﬃcers, employees or advisers or any other person as to the adverse eﬀect on Sonder’s actual results. Consequently, there can be no assurance that the of the information herein. None of Sonder, GM II, their respective aﬃliates or any of their accuracy or completeness of the information in this Presentation (including as to the accuracy or actual results or developments anticipated in this Presentation will be realized or, even if respective directors, oﬃcers, employees, members, partners, stockholders, or agents makes reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any substantially realized, that they will have the expected consequences to, or eﬀects on, Sonder. any representation or warranty with respect to the accuracy of such information. other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the potential Business Combination. Accordingly, none of Non-GAAP Financial Measures Sonder, GM II or any of their respective aﬃliates, directors, oﬃcers, employees, or advisers or This Presentation includes certain non-GAAP ﬁnancial measures that Sonder’s management All information set forth herein speaks only as of the date hereof in the case of information about any other person shall be liable for any direct, indirect, or consequential loss or damages uses to evaluate Sonder’s operations, measure its performance and make strategic decisions. Sonder and GM II or the date of such information in the case of information from persons other suﬀered by any person as a result of relying on any statement in or omission from this The non-GAAP ﬁnancial measures used in this Presentation are Adjusted Gross (Loss) Proﬁt, than Sonder or GM II, and Sonder and GM II expressly disclaim any intention or obligation to Presentation and any such liability is expressly disclaimed. Property Level Costs (PLC), Property Level (Loss) Proﬁt (PLL or PLP) and Adjusted EBITDA. update any forward looking statements as a result of developments occurring after the date of this Presentation. Annualized, pro forma, projected and estimated numbers are used for Adjusted Gross (Loss) Proﬁt is deﬁned as GAAP gross proﬁt (loss) impacted by the GAAP rent to illustrative purpose only, are not forecasts and may not reﬂect actual results. Landlord Payment adjustment, expressed in U.S. dollars. GAAP gross proﬁt (loss) is calculated as Revenue less cost of revenue (excluding depreciation and amortization). Note: Francis Davidson, Sonder's Founder and CEO, plans to sell a small portion of his shares to a PIPE investor in a private transaction wholly separate from the transactions contemplated PLC is deﬁned as the variable costs directly associated with each of Sonder’s buildings, hereby, the proceeds of which will be used to repay a portion of an outstanding loan issued by expressed in U.S. dollars. These costs include (i) channel fees paid to Online Travel Agencies Sonder for the purpose of early exercise of stock options. (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. PLL or PLP is deﬁned as GAAP gross proﬁt or loss (i) impacted by the GAAP rent to Landlord Payment adjustment, and (ii) less Property Level Costs, expressed in U.S. dollars. 2 Disclaimer This presentation (the “Presentation”) is being made in connection with a potential transaction Forward-Looking Statements Forecast and Illustrative Scenarios (the “Business Combination”) between Sonder Holdings Inc. (“Sonder”) and Gores Metropoulos This Presentation contains “forward-looking statements” within the meaning of the Private This Presentation contains information with respect to Sonder’s projected results. This forecast is II, Inc. (“GM II”). Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, based on currently available information and Sonder estimates. Neither Sonder nor its statements about forecasted future ﬁnancial and operating results, revenue growth, growth in independent auditors audited, reviewed, compiled, or performed any procedures with respect to No Oﬀer or Solicitation total unit portfolio, plans, objectives, expectations and intentions with respect to future either information for the purpose of its inclusion in this Presentation, and accordingly, neither of This Presentation is for informational purposes only and is neither an oﬀer to sell or purchase, nor operations, products and services, planned openings, expected unit contractings; and other them expressed an opinion or provided any other form of assurance with respect thereto for the a solicitation of an oﬀer to sell, buy or subscribe for any securities in any jurisdiction, nor is it a statements identiﬁed by words such as “will likely result,” “are expected to,” “will continue,” “is purpose of this Presentation. Sonder does not undertake any commitment to update or revise solicitation of any vote relating to the potential Business Combination or otherwise in any anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar any such information, whether as a result of new information, future events or otherwise. The jurisdiction. meaning. These forward-looking statements include, but are not limited to, statements regarding assumptions and estimates underlying the above-referenced information are inherently uncertain Sonder’s industry and market size, future opportunities for Sonder’s business and its estimated and are subject to a wide variety of signiﬁcant business, economic and competitive risks and No Representations and Warranties future results and regarding the potential Business Combination, including implied enterprise uncertainties that could cause actual results to diﬀer materially from those contained in such This Presentation has been prepared to assist interested parties in making their own evaluation value, the expected post-closing ownership structure and the likelihood and ability of the parties information. See “Forward-Looking Statements” above. with respect to a potential investment in GM II relating to the potential Business Combination and to successfully consummate the potential Business Combination. for no other purpose. Sonder and GM II assume no obligation to update or keep current the Industry and Market Data information contained in this Presentation, to remove any outdated information or to expressly Such forward-looking statements are based upon the current beliefs and expectations of the The information contained herein also includes information provided by third parties. Any mark it as being outdated. No securities commission or securities regulatory authority or other management of each of Sonder and GM II and are inherently subject to signiﬁcant business, estimates or projections contained herein involve elements of subjective judgment and analysis regulatory body or authority in the United States or any other jurisdiction has in any way passed economic and competitive uncertainties and contingencies, many of which are diﬃcult to predict that may or may not prove to be accurate. None of Sonder, GM II, their respective aﬃliates or upon the merits of, or the accuracy and adequacy of, any of the information contained in this and generally beyond the control of the parties. any third parties that provide information to Sonder, GM II or their respective aﬃliates, such as Presentation. market research ﬁrms, guarantee the accuracy, completeness, timeliness or availability of any Actual results, performance or achievements may diﬀer materially, and potentially adversely, from information or are responsible for any errors or omissions (negligent or otherwise), regardless of This Presentation does not purport to contain all of the information that may be required to any projections and forward-looking statements and the assumptions on which those the cause, or the results obtained from the use of such content. Sonder and GM II may have evaluate an investment relating to the potential Business Combination, and any recipient should forward-looking statements are based. There can be no assurance that the data contained supplemented this information where necessary with information from discussions with Sonder’s conduct its own independent analysis of Sonder and GM II and the data contained or referred to herein is reﬂective of future performance to any degree. You are cautioned not to place undue customers and Sonder’s own internal estimates, taking into account publicly available in this Presentation. reliance on forward-looking statements as a predictor of future performance as projected information about other industry participants and Sonder’s management’s best view as to ﬁnancial information, cost savings and other information are based on estimates and information that is not publicly available. You should not construe the contents of this Presentation as legal, accounting, business or tax assumptions. The forward-looking statements are subject to various risks, uncertainties and advice and you should consult your own professional advisors as to the legal, accounting, other factors, many of which are beyond our control, including those described in the Risk None of Sonder, GM II or their respective aﬃliates give any express or implied warranties, business, tax, ﬁnancial and other matters contained herein. Factors Summary on p. 50. There may be additional risks that neither Sonder nor GM II currently including, but not limited to, any warranties of merchantability or ﬁtness for a particular purpose know or that Sonder and GM II currently believe are immaterial that could also cause actual or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, results of Sonder to diﬀer from those contained in the forward-looking statements. Other exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal No representation or warranty, express or implied, is or will be given by Sonder or GM II or any of unknown or unpredictable factors or factors currently considered immaterial also could have an fees or losses (including lost income or proﬁts and opportunity costs) in connection with the use their respective aﬃliates, directors, oﬃcers, employees or advisers or any other person as to the adverse eﬀect on Sonder’s actual results. Consequently, there can be no assurance that the of the information herein. None of Sonder, GM II, their respective aﬃliates or any of their accuracy or completeness of the information in this Presentation (including as to the accuracy or actual results or developments anticipated in this Presentation will be realized or, even if respective directors, oﬃcers, employees, members, partners, stockholders, or agents makes reasonableness of statements, estimates, targets, projections, assumptions or judgments) or any substantially realized, that they will have the expected consequences to, or eﬀects on, Sonder. any representation or warranty with respect to the accuracy of such information. other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the potential Business Combination. Accordingly, none of Non-GAAP Financial Measures Sonder, GM II or any of their respective aﬃliates, directors, oﬃcers, employees, or advisers or This Presentation includes certain non-GAAP ﬁnancial measures that Sonder’s management All information set forth herein speaks only as of the date hereof in the case of information about any other person shall be liable for any direct, indirect, or consequential loss or damages uses to evaluate Sonder’s operations, measure its performance and make strategic decisions. Sonder and GM II or the date of such information in the case of information from persons other suﬀered by any person as a result of relying on any statement in or omission from this The non-GAAP ﬁnancial measures used in this Presentation are Adjusted Gross (Loss) Proﬁt, than Sonder or GM II, and Sonder and GM II expressly disclaim any intention or obligation to Presentation and any such liability is expressly disclaimed. Property Level Costs (PLC), Property Level (Loss) Proﬁt (PLL or PLP) and Adjusted EBITDA. update any forward looking statements as a result of developments occurring after the date of this Presentation. Annualized, pro forma, projected and estimated numbers are used for Adjusted Gross (Loss) Proﬁt is deﬁned as GAAP gross proﬁt (loss) impacted by the GAAP rent to illustrative purpose only, are not forecasts and may not reﬂect actual results. Landlord Payment adjustment, expressed in U.S. dollars. GAAP gross proﬁt (loss) is calculated as Revenue less cost of revenue (excluding depreciation and amortization). Note: Francis Davidson, Sonder's Founder and CEO, plans to sell a small portion of his shares to a PIPE investor in a private transaction wholly separate from the transactions contemplated PLC is deﬁned as the variable costs directly associated with each of Sonder’s buildings, hereby, the proceeds of which will be used to repay a portion of an outstanding loan issued by expressed in U.S. dollars. These costs include (i) channel fees paid to Online Travel Agencies Sonder for the purpose of early exercise of stock options. (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. PLL or PLP is deﬁned as GAAP gross proﬁt or loss (i) impacted by the GAAP rent to Landlord Payment adjustment, and (ii) less Property Level Costs, expressed in U.S. dollars. 2

Disclaimer (continued) Adjusted EBITDA is deﬁned as GAAP proﬁt or loss from operations (i) impacted by the GAAP Trademarks and Trade Names Participants in Solicitation rent to Landlord Payment adjustment and (ii) excluding the impact of depreciation, stock-based Sonder and GM II and their respective aﬃliates own or have rights to various trademarks, service GM II, Sonder and their respective directors and oﬃcers may be deemed participants in the compensation, COVID-19 pandemic related oﬀboardings/other (costs associated with dropping marks and trade names that they use in connection with the operation of their respective solicitation of proxies of GM II stockholders in connection with the proposed Business units at the beginning of the COVID-19 pandemic), and cash payments from real estate owners businesses. This Presentation also contains trademarks, service marks and trade names of third Combination. GM II stockholders and other interested persons may obtain, without charge, more received for capital expenditure ﬁnancing, expressed in U.S. dollars. parties, which are the property of their respective owners. “Sonder” and the Sonder logo are detailed information regarding the directors and oﬃcers of GM II in GM II’s registration statement registered and unregistered trademarks of Sonder Canada Inc. in the United States and other on Form S-1 (File No. 333-251663), which was declared eﬀective by the SEC on January 19, Sonder and GM II believe that such non-GAAP ﬁnancial measures provide useful information to jurisdictions. The use or display of third parties’ trademarks, service marks, trade names or 2021. Information regarding the persons who may, under SEC rules, be deemed participants in investors and others in understanding and evaluating Sonder’s operating results in the same products in this Presentation is not intended in, and does not imply, a relationship with Sonder, the solicitation of proxies to GM II stockholders in connection with the proposed Business manner as Sonder management. However, such ﬁnancial measures are not calculated in GM II or any of their aﬃliates, or an endorsement or sponsorship by or of Sonder, GM II or such Combination and other matters to be voted upon at the Special Meeting will be set forth in the accordance with GAAP and should not be considered as a substitute for revenue, net income, aﬃliates. Solely for convenience, the trademarks, service marks and trade names referred to in Registration Statement for the proposed Business Combination when available. You may obtain operating proﬁt, or any other operating performance measure calculated in accordance with this Presentation may appear without the ®, TM or SM symbols, but such references are not free copies of these documents as described in the preceding section. GAAP. Using any such ﬁnancial measure to analyze Sonder’s business would have material intended to indicate, in any way, that Sonder, GM II, their aﬃliates or any third parties whose limitations because the calculations are based on the subjective determination of management trademarks are referenced herein will not assert, to the fullest extent under applicable law, their regarding the nature and classiﬁcation of events and circumstances that investors may ﬁnd rights or the right of the applicable licensor in these trademarks, service marks and trade names. signiﬁcant. In addition, although other companies in Sonder’s industry may report measures titled EBITDA or similar measures, such ﬁnancial measures may be calculated diﬀerently from Additional Information and Where to Find It how Sonder calculates such ﬁnancial measures, which reduces their overall usefulness as GM II intends to ﬁle a registration statement on Form S-4 (the “Registration Statement”) that comparative measures. Because of these limitations, you should consider these non-GAAP includes a preliminary proxy statement, consent solicitation statement and prospectus with ﬁnancial measures alongside other ﬁnancial performance measures, including net income and respect to GM II’s securities to be issued in connection with the Business Combination that also other ﬁnancial results, presented in accordance with GAAP. constitutes a preliminary prospectus of GM II and will mail a deﬁnitive proxy statement/prospectus/consent solicitation statement and other relevant documents to its Key Metrics stockholders. The Registration Statement is not yet eﬀective. The Registration Statement, This Presentation includes certain non-GAAP ﬁnancial measures and key metrics that Sonder’s including the proxy statement/prospectus/consent solicitation statement contained therein, when management uses to evaluate Sonder’s operations, measure its performance and make it is declared eﬀective by the US Securities and Exchange Commission (the “SEC”), will contain strategic decisions. The key metrics used in this Presentation are Live Units, Bookable Nights, important information about the proposed Business Combination and the other matters to be Average Daily Rate and RevPAR. voted upon at a meeting of GM II’s stockholders to be held to approve the proposed Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis Live Units are deﬁned as units which are available for guest bookings on Sonder.com, the for any investment decision or any other decision in respect of such matters. GM II may also ﬁle Sonder app and other channels. Sonder pays rent (or utilizes pre-negotiated abatement) and is other documents regarding the proposed Business Combination with the SEC. GM II able to generate revenue from these units. stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus/consent solicitation statement, as well as any Bookable Nights represent the total number of nights available for stays across all Live Units amendments or supplements thereto, because they will contain important information about the excluding nights lost to full building closures greater than 30 nights, in line with industry proposed Business Combination. When available, the deﬁnitive proxy standards. Sonder previously calculated Bookable Nights excluding unit closures, regardless of statement/prospectus/consent solicitation statement will be mailed to GM II stockholders as of a length of closure or number of units. Sonder’s change in methodology in the calculation of record date to be established for voting on the proposed Business Combination and the other Bookable Nights increased historical and forecasted Bookable Nights, decreased historical and matters to be voted upon at the Special Meeting. forecasted RevPAR, and had no eﬀect on the historical or forecasted ﬁnancial information. When available, the deﬁnitive proxy statement/prospectus/consent solicitation statement will be Average Daily Rate represents the average revenue earned per night occupied, and is calculated mailed to GM II stockholders as of a record date to be established for voting on the proposed as Revenue divided by the total number of Occupied Nights across all Live Units. Business Combination and the other matters to be voted upon at the Special Meeting. GM II stockholders will be able to obtain copies of the deﬁnitive proxy statement/prospectus/consent RevPAR represents the average revenue earned per available night, and is calculated either by solicitation statement and all other relevant documents ﬁled or that will be ﬁled with the SEC dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request expressed in U.S. dollars. to Gores Metropoulos II, Inc., 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou, or by contacting Morrow Sodali LLC, GM II’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). The information in this Presentation has not been reviewed by the SEC and certain information, such as the ﬁnancial measures referenced above, may not comply in certain respects with SEC rules. The Registration Statement GM II will ﬁled in connection with the proposed Business Combination may diﬀer from this Presentation in order to comply with SEC rules, and supersedes the information included in this Presentation. 3 Disclaimer (continued) Adjusted EBITDA is deﬁned as GAAP proﬁt or loss from operations (i) impacted by the GAAP Trademarks and Trade Names Participants in Solicitation rent to Landlord Payment adjustment and (ii) excluding the impact of depreciation, stock-based Sonder and GM II and their respective aﬃliates own or have rights to various trademarks, service GM II, Sonder and their respective directors and oﬃcers may be deemed participants in the compensation, COVID-19 pandemic related oﬀboardings/other (costs associated with dropping marks and trade names that they use in connection with the operation of their respective solicitation of proxies of GM II stockholders in connection with the proposed Business units at the beginning of the COVID-19 pandemic), and cash payments from real estate owners businesses. This Presentation also contains trademarks, service marks and trade names of third Combination. GM II stockholders and other interested persons may obtain, without charge, more received for capital expenditure ﬁnancing, expressed in U.S. dollars. parties, which are the property of their respective owners. “Sonder” and the Sonder logo are detailed information regarding the directors and oﬃcers of GM II in GM II’s registration statement registered and unregistered trademarks of Sonder Canada Inc. in the United States and other on Form S-1 (File No. 333-251663), which was declared eﬀective by the SEC on January 19, Sonder and GM II believe that such non-GAAP ﬁnancial measures provide useful information to jurisdictions. The use or display of third parties’ trademarks, service marks, trade names or 2021. Information regarding the persons who may, under SEC rules, be deemed participants in investors and others in understanding and evaluating Sonder’s operating results in the same products in this Presentation is not intended in, and does not imply, a relationship with Sonder, the solicitation of proxies to GM II stockholders in connection with the proposed Business manner as Sonder management. However, such ﬁnancial measures are not calculated in GM II or any of their aﬃliates, or an endorsement or sponsorship by or of Sonder, GM II or such Combination and other matters to be voted upon at the Special Meeting will be set forth in the accordance with GAAP and should not be considered as a substitute for revenue, net income, aﬃliates. Solely for convenience, the trademarks, service marks and trade names referred to in Registration Statement for the proposed Business Combination when available. You may obtain operating proﬁt, or any other operating performance measure calculated in accordance with this Presentation may appear without the ®, TM or SM symbols, but such references are not free copies of these documents as described in the preceding section. GAAP. Using any such ﬁnancial measure to analyze Sonder’s business would have material intended to indicate, in any way, that Sonder, GM II, their aﬃliates or any third parties whose limitations because the calculations are based on the subjective determination of management trademarks are referenced herein will not assert, to the fullest extent under applicable law, their regarding the nature and classiﬁcation of events and circumstances that investors may ﬁnd rights or the right of the applicable licensor in these trademarks, service marks and trade names. signiﬁcant. In addition, although other companies in Sonder’s industry may report measures titled EBITDA or similar measures, such ﬁnancial measures may be calculated diﬀerently from Additional Information and Where to Find It how Sonder calculates such ﬁnancial measures, which reduces their overall usefulness as GM II intends to ﬁle a registration statement on Form S-4 (the “Registration Statement”) that comparative measures. Because of these limitations, you should consider these non-GAAP includes a preliminary proxy statement, consent solicitation statement and prospectus with ﬁnancial measures alongside other ﬁnancial performance measures, including net income and respect to GM II’s securities to be issued in connection with the Business Combination that also other ﬁnancial results, presented in accordance with GAAP. constitutes a preliminary prospectus of GM II and will mail a deﬁnitive proxy statement/prospectus/consent solicitation statement and other relevant documents to its Key Metrics stockholders. The Registration Statement is not yet eﬀective. The Registration Statement, This Presentation includes certain non-GAAP ﬁnancial measures and key metrics that Sonder’s including the proxy statement/prospectus/consent solicitation statement contained therein, when management uses to evaluate Sonder’s operations, measure its performance and make it is declared eﬀective by the US Securities and Exchange Commission (the “SEC”), will contain strategic decisions. The key metrics used in this Presentation are Live Units, Bookable Nights, important information about the proposed Business Combination and the other matters to be Average Daily Rate and RevPAR. voted upon at a meeting of GM II’s stockholders to be held to approve the proposed Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis Live Units are deﬁned as units which are available for guest bookings on Sonder.com, the for any investment decision or any other decision in respect of such matters. GM II may also ﬁle Sonder app and other channels. Sonder pays rent (or utilizes pre-negotiated abatement) and is other documents regarding the proposed Business Combination with the SEC. GM II able to generate revenue from these units. stockholders and other interested persons are advised to read, when available, the Registration Statement and the proxy statement/prospectus/consent solicitation statement, as well as any Bookable Nights represent the total number of nights available for stays across all Live Units amendments or supplements thereto, because they will contain important information about the excluding nights lost to full building closures greater than 30 nights, in line with industry proposed Business Combination. When available, the deﬁnitive proxy standards. Sonder previously calculated Bookable Nights excluding unit closures, regardless of statement/prospectus/consent solicitation statement will be mailed to GM II stockholders as of a length of closure or number of units. Sonder’s change in methodology in the calculation of record date to be established for voting on the proposed Business Combination and the other Bookable Nights increased historical and forecasted Bookable Nights, decreased historical and matters to be voted upon at the Special Meeting. forecasted RevPAR, and had no eﬀect on the historical or forecasted ﬁnancial information. When available, the deﬁnitive proxy statement/prospectus/consent solicitation statement will be Average Daily Rate represents the average revenue earned per night occupied, and is calculated mailed to GM II stockholders as of a record date to be established for voting on the proposed as Revenue divided by the total number of Occupied Nights across all Live Units. Business Combination and the other matters to be voted upon at the Special Meeting. GM II stockholders will be able to obtain copies of the deﬁnitive proxy statement/prospectus/consent RevPAR represents the average revenue earned per available night, and is calculated either by solicitation statement and all other relevant documents ﬁled or that will be ﬁled with the SEC dividing revenue by Bookable Nights, or by multiplying Average Daily Rate by Occupancy Rate, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request expressed in U.S. dollars. to Gores Metropoulos II, Inc., 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou, or by contacting Morrow Sodali LLC, GM II’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). The information in this Presentation has not been reviewed by the SEC and certain information, such as the ﬁnancial measures referenced above, may not comply in certain respects with SEC rules. The Registration Statement GM II will ﬁled in connection with the proposed Business Combination may diﬀer from this Presentation in order to comply with SEC rules, and supersedes the information included in this Presentation. 3

Today’s speakers and senior leadership Francis Davidson Sanjay Banker Alec Gores Ted Fike Justin Wilson Co-Founder & CEO, President & CFO, Chief Executive Oﬃcer, Sr. Managing Director, Sr. Managing Director, Sonder Sonder The Gores Group The Gores Group The Gores Group 4Today’s speakers and senior leadership Francis Davidson Sanjay Banker Alec Gores Ted Fike Justin Wilson Co-Founder & CEO, President & CFO, Chief Executive Oﬃcer, Sr. Managing Director, Sr. Managing Director, Sonder Sonder The Gores Group The Gores Group The Gores Group 4

The Gores SPAC franchise has a premier track record

Proven SPAC Track Record

- **$36B transaction value** across 5 completed and 2 announced transactions
- **$5.4B** in new cash equity delivered
- **13 SPACs** raised to date, totaling $5.7B (prior to PIPE commitments)

Alignment with Key Stakeholders

- **Sonder stockholders:** Compelling valuations and upside potential from rollover shares and earnout
- **Investors:** Attractive entry valuation with long-term return potential
- **Sponsor alignment:** $510M+ of capital committed by Gores Sponsor and affiliates in 5 completed and 2 announced transactions

An Attractive Opportunity for Prospective Targets

- Nearly zero redemptions across five completed transactions
- Significant experience helps ensure seamless transaction from upfront diligence through transaction close
- Proven record of providing expedited access to liquidity, capital and value creation

Note: An investment in Gores Metropoulos II or Sonder is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the "SPACs"). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Metropoulos II or Sonder.

Sonder 5

The Gores SPAC franchise has a premier track record

Acquisition Vehicle	Target	Transaction Close	Transaction Value	Proceeds Delivered	Redemption Rate
Gores Holdings	Hostess	November 2016	$2.3B	$725M	0%
Gores Holdings II	Verra Mobility	October 2018	$2.4B	$800M	<1%
Gores Holdings III	PAE	February 2020	$1.5B	$620M	0%
Gores Metropoulos	Luminar	December 2020	$2.9B	$590M	0%
Gores Holdings IV	UWM	January 2021	$16.1B	$925M	0%
Gores Holdings V	Ardagh Metal Packaging	Q3 2021[1]	$8.5B	$1,125M[1]	N/A[1]
Gores Holdings VI	Matterport	Est. Q3 2021[1]	$2.3B	$640M[1]	N/A[1]

Sonder

Note: An investment in Gores Metropoulos II or Sonder is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the "SPACs"). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Metropoulos II or Sonder.
(1) Ardagh Metal Packaging and Matterport transactions were both announced in February 2021 and are both expected to close in Q3 2021. Proceeds delivered assume zero redemptions.

6

Company Overview Company Overview Financial Overview Transaction Overview 7Company Overview Company Overview Financial Overview Transaction Overview 7

Company Overview Sonder is building the hospitality brand of tomorrow 1950s Big box chains Introduced brands to consumers 2000s P2P marketplaces Applied technology only to connect guests and listings Tomorrow Leveraging technology and design across the entire value chain to create a 21st century brand 8 8 Note: Transient demand is defined as _____.Company Overview Sonder is building the hospitality brand of tomorrow 1950s Big box chains Introduced brands to consumers 2000s P2P marketplaces Applied technology only to connect guests and listings Tomorrow Leveraging technology and design across the entire value chain to create a 21st century brand 8 8 Note: Transient demand is defined as _____.

Company Overview

Sonder is revolutionizing the hospitality industry

Tech-driven platform	**~50%** Operating cost reduction[1]	**100%** Digital, mobile first service
Design-forward experience loved by our guests	**70%+** Customer Satisfaction (CSAT) scores	**350+** Extraordinary properties[2]
Enormous market opportunity	**$809B** Global lodging market[3]	**<2.0%** Share in current markets by 2025[4]
Strong value proposition to real estate partners	Lower costs, faster lease-up, better ROI	Alleviate management responsibilities
Rapid growth and proven unit economics	**103%** Revenue CAGR[5]	**3 Month** Avg. estimated payback period[6]
Q1'21 outperformance vs. traditional hotels	**2.1x** RevPAR outperformance[7]	**2.4x** Occupancy outperformance[7]



(1) Versus traditional hotel operating costs. (2) Includes currently live and contracted properties as of 5/31/2021. (3) Source: Euromonitor. (4) Reflects cumulative U.S. apartment and global hotel market share of units contracted by Sonder from 2021E - 2025E. Further penetration detail on page 25. (5) 2020A-2025E GAAP Revenue CAGR. (6) Based on late stage pipeline deals in lease negotiation and LOI as of 12/31/2020. Payback period defined as the forecasted number of months it takes for a deal's cumulative cash flow to turn positive based on Sonder's internal underwriting process. (7) Per STR, average for the three months ending 3/31/2021. Outperformance indexed to STR traditional hotels index, which represents Upper Upscale hotels in cities where Sonder operates. RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights).

Sonder 9

Company Overview Today, travelers are forced to choose among three flawed options... Boutique Hotels “Big Box” Hotels Short Term Rentals Expensive Boring Unpredictable 10Company Overview Today, travelers are forced to choose among three flawed options... Boutique Hotels “Big Box” Hotels Short Term Rentals Expensive Boring Unpredictable 10

Company Overview …but we see no Tech-enabled, modern service Consistent, high quality reason to compromise Exceptional design Compelling value 11Company Overview …but we see no Tech-enabled, modern service Consistent, high quality reason to compromise Exceptional design Compelling value 11

Company Overview Global Lodging Market $222B Global luxury and upscale hotel spend in 2019 Our long term goal is to become the leading brand $809B within the massive, Total addressable global lodging $495B $800B+ addressable market in 2019 Untapped lodging lodging market markets $91B Global short-term rental market in 2019 Source: Euromonitor 12 Note: The untapped lodging markets are primarily comprised of mid-market and budget hotels, as well as the long-tail lodging options globally such as smaller, unrated hotels and hostels/inns/lodges.Company Overview Global Lodging Market $222B Global luxury and upscale hotel spend in 2019 Our long term goal is to become the leading brand $809B within the massive, Total addressable global lodging $495B $800B+ addressable market in 2019 Untapped lodging lodging market markets $91B Global short-term rental market in 2019 Source: Euromonitor 12 Note: The untapped lodging markets are primarily comprised of mid-market and budget hotels, as well as the long-tail lodging options globally such as smaller, unrated hotels and hostels/inns/lodges.

Company Overview Our design-led, tech-enabled experience drives exceptional value to both guests and real estate owners Guests Real estate owners Tech-centric  Design-led Compelling economics Higher quality Hands-oﬀ management Lower cost Credentialed partner Our platform manages the end-to-end guest experience 13Company Overview Our design-led, tech-enabled experience drives exceptional value to both guests and real estate owners Guests Real estate owners Tech-centric Design-led Compelling economics Higher quality Hands-oﬀ management Lower cost Credentialed partner Our platform manages the end-to-end guest experience 13

Company Overview Traditional Room service Concierge desk hospitality still relies on antiquated services Front desk Taxi stand 14 Company Overview Traditional Room service Concierge desk hospitality still relies on antiquated services Front desk Taxi stand 14

Company Overview

Our technology powers the entire guest journey, from booking through checkout


Find your getaway
36 cities to explore


Icon Condesa | Room #103B


WiFi
Connect to WiFi


Elixir Coffee Roasters
The Rail Park
Cafe Lift


Messages


Checkout Guide
Check out

1

Search, Discovery & Booking
Easy, intuitive browsing with frictionless reservations

2

Check-In
Seamless check-in with important notifications

3

One-Touch Wifi
Wifi and other amenities may be accessed and booked on mobile

4

Digital Concierge
Curated localized recommendations

5

Customer Service On Demand
Service requests and issue reporting

6

Check-out
Guest survey and refer-a-friend promo codes

Sonder

15

Company Overview

We've built the operating system for hospitality, infusing technology into every facet of the business

Supply growth


Revenue Forecasting

Custom boundary drawn comps
Contextual data to better forecast revenue


Underwriting

Mapping visualization
RevPAR triangulation

Building Openings


Supply Chain / Onboarding

Powering our property onboardings and openings
Warehouse & inventory management


Listing / Distribution

Distribution API integrations
Listing platforms

Operations


Demand Generation

Pricing automation
Room attribution algorithm


Dispatch / Customer Service

Housekeeping & quality assurance
Task platform

Sonder

16

Company Overview

Our technology and differentiated model enable us to reduce operating costs vs. traditional hotels by as much as 50%


Operating Costs
~50%
Illustrative Traditional Hotel
Sonder

Process automation
- Check-ins
- Requests
- Operations

Service efficiency
- Messaging, not calling
- Centralized contact center
- Self-serve & automation

3rd party amenities
- On-demand services
- Partnerships

Sonder

17

Company Overview We partner with artists, architects and designers to bring extraordinary spaces to life Featured in 18 18Company Overview We partner with artists, architects and designers to bring extraordinary spaces to life Featured in 18 18

Company Overview

We have global scale with 350+ properties across 38 markets and a proven expansion playbook





13K+
Live and Contracted Units

~5x
Size of largest direct competitor[1]

● Live ● 2021 Planned Openings[2]

Americas

Atlanta, Austin, Boston, Charleston, Chicago, Dallas, Denver, Detroit, Houston, Los Angeles, Mexico City, Miami, Minneapolis, Montreal, Nashville, New Orleans, New York City, Orlando, Palm Springs, Philadelphia, Phoenix, San Antonio, San Diego, San Francisco, Savannah, Seattle, Toronto, Vancouver, Washington D.C.

Europe & Other International

Amsterdam, Barcelona, Dubai, Dublin, Edinburgh, Glasgow, London, Madrid, Paris, Rome

Note: As of May 31, 2021.
(1) Defined as short term rental operators. Comparison includes Live Units only.
(2) 2021 Planned Openings only includes markets with contracted units expected to go live in 2021.

Sonder

19

Company Overview

We offer entire properties curated and operated by Sonder, from apartment developments to modernized hotels

Apartment developments[1]


17 West
Miami


Marina
Dubai


Museum District
Philadelphia


Essex
Chicago

Modernized hotels


V Hotel
Palm Springs


Flatiron
New York


Chelsea Green
London


Crescent
Beverly Hills

(1) Defined as commercial or mixed use apartment developments.

Sonder

20

Company Overview

Whether you need a Sonder for a night, a week or a month, we've built an experience our guests love

70%+ CSAT[1]


Montreal

The Richmond
82% 5/5 | 60+ Reviews

"Brand new building in a trendy neighbourhood, surrounded by good restaurants and amazing cafeterias. The apartment was super clean and comfortable. I'd definitely recommend this place! We'll be booking again when we're back in MTL." -*Bianca*


Dubai

Marina Suites
78% 5/5 | 240+ Reviews

"The room was superb. [There was] privacy even if travelling with friends or family. [Location is] right by the Marina. Superb." -*Stephen*


Philadelphia

The Heid
75% 5/5 | 80+ Reviews

"The ambiance, the space, the location were all on point. Loved the records and the record player. It was super convenient to check-in and check-out." -*Melinda*


Boston

The Pierce
86% 5/5 | 50+ Reviews

"We had the most fantastic experience staying with Sonder. The views from rooms were amazing. Very modern apartments that looked exactly as they did on the photos. We have family in Boston and will definitely be recommending to anyone that comes out to visit." -*Carole*

Note: CSAT/Customer Satisfaction defined as % of guests surveyed who rated Sonder as a 5 on a scale of 1 (lowest) to 5 (highest). Data reflective of pre-COVID time period, as of February 2020. (1) Inclusive of buildings with greater than 25 reviews within February 2020.

Sonder

21

Company Overview

Our exceptional experience keeps driving direct booking share, even with minimal marketing spend

Direct Bookings, % Revenue


12%
13%
16%
18%
20%
22%
25%
26%
33%
59%
57%
56%
53%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2018
2019
2020
2021

~60%
Direct bookings benchmark for US Hotels[1]

~70%
Of repeat bookings are direct[2]

2x
Increase in repeat bookings from 2019 to Dec. 2020

Note: Direct revenue represents bookings through Sonder.com and the Sonder app and reflects revenue collected after discounts are applied.
(1) Source: Skift, Kalibri Labs as of EOY 2019. Direct bookings calculated as the sum of Hotel or Brand Website, Voice and Property Direct booking revenue.
(2) Repeat direct booking % as of Q1 2021 and defined as % of repeat bookings made through Sonder.com within the same quarter.

Sonder
22

Company Overview 2 Monthly RevPAR Sonder RevPAR Traditional Hotels RevPAR (Urban - Upper Upscale) Through COVID, we showcased the resiliency of our business model Mar-21 Monthly Occupancy Rate Sonder OR Traditional Hotels OR (Urban - Upper Upscale) Sonder RevPAR Q1’ 21 outperformance to 2.1x 1 traditional hotels Sonder Occupancy Q1’ 21 2.4x outperformance to 1 traditional hotels Mar-21 Source: STR Note: “Traditional Hotels” represents upper upscale class of hotels in cities where Sonder operates. The upper upscale chain segment designation is determined by STR (a globally recognized resource for market data on the worldwide hospitality industry) based on each hotel brand’s Average Daily Rate for prior years. (1) Average for the three 23 months ended 3/31/2021. (2) RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights).Company Overview 2 Monthly RevPAR Sonder RevPAR Traditional Hotels RevPAR (Urban - Upper Upscale) Through COVID, we showcased the resiliency of our business model Mar-21 Monthly Occupancy Rate Sonder OR Traditional Hotels OR (Urban - Upper Upscale) Sonder RevPAR Q1’ 21 outperformance to 2.1x 1 traditional hotels Sonder Occupancy Q1’ 21 2.4x outperformance to 1 traditional hotels Mar-21 Source: STR Note: “Traditional Hotels” represents upper upscale class of hotels in cities where Sonder operates. The upper upscale chain segment designation is determined by STR (a globally recognized resource for market data on the worldwide hospitality industry) based on each hotel brand’s Average Daily Rate for prior years. (1) Average for the three 23 months ended 3/31/2021. (2) RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights).

Company Overview The majority of our guests are: 1 2 Leisure Travelers Domestic Travelers Younger Travelers Leisure Business N. America International Under 50 Over 50 Our guest profile and wide range of use cases position us to rebound from the pandemic much faster than the Our product portfolio can serve diverse use cases: overall hospitality market 1 night to 30+ Apartments Leisure travelers & Digital nomads & & hotel rooms families young professionals night stays Note: Metrics as of February 2020 as proxy for stabilized state prior to the COVID-19 pandemic. (1) Based on February 2020 Guest survey; special occasion 24 categorized as leisure travel for graphical purposes. (2) Represents % of guests in Sonder North America properties (i.e., 84% of guests at North American Sonder properties traveled from North America).Company Overview The majority of our guests are: 1 2 Leisure Travelers Domestic Travelers Younger Travelers Leisure Business N. America International Under 50 Over 50 Our guest profile and wide range of use cases position us to rebound from the pandemic much faster than the Our product portfolio can serve diverse use cases: overall hospitality market 1 night to 30+ Apartments Leisure travelers & Digital nomads & & hotel rooms families young professionals night stays Note: Metrics as of February 2020 as proxy for stabilized state prior to the COVID-19 pandemic. (1) Based on February 2020 Guest survey; special occasion 24 categorized as leisure travel for graphical purposes. (2) Represents % of guests in Sonder North America properties (i.e., 84% of guests at North American Sonder properties traveled from North America).

Company Overview

We have significant whitespace within the apartment development and hotel markets


3.5M
New apartment units in Sonder's current US markets from 2021E - 2025E[1]
US Apartment Units
0.8%
Cumulative apartment market share of units **contracted by Sonder** in Sonder's current US markets from 2021E - 2025E
Global Hotel Units
2.2M
Total hotel units in Sonder's current global markets by EOY 2025[2]
1.8%
Cumulative hotel market share of units **contracted by Sonder** in Sonder's current global markets from 2021E - 2025E

Source: STR, YardiMatrix
(1) Reflects ~700K new apartment units annually from 2021 through 2025.
(2) Reflects existing and pipeline hotel keys for Midscale through Upper Upscale. STR defines chain scale segments, including the Upper Upscale and Midscale designation according to actual average room rates.

Sonder 25

Company Overview We offer a unique Apartment developers Hotel owners value proposition to real estate partners... Technology, design & Eliminate 12-24 month brand-driven revenue lease-ups Faster construction loan pay Signiﬁcant operating cost reduction down No management or daily Cash ﬂow advantage driven by operational responsibilities Sonder’s operating eﬃciency 26 Note: Transient demand is defined as _____.Company Overview We offer a unique Apartment developers Hotel owners value proposition to real estate partners... Technology, design & Eliminate 12-24 month brand-driven revenue lease-ups Faster construction loan pay Signiﬁcant operating cost reduction down No management or daily Cash ﬂow advantage driven by operational responsibilities Sonder’s operating eﬃciency 26 Note: Transient demand is defined as _____.

Company Overview

...while also achieving more attractive terms for Sonder than ever before

- 5-7 years initial term with renewals at Sonder's option
- Upfront rent abatements
- Downside protections (recession relief, force majeure, mark-to-market, regulatory change clauses)

	Pre-COVID-19 pandemic	Post-COVID-19 pandemic
Business Model	~100% Fixed leases	Flexible Contract structure (Fixed lease, Rev. share, Mixed leases)
Capital Light	<15% Owner-funded CapEx	~90% Owner-funded CapEx
Unit Economics	14% / $7K Avg. PLP % / $ per Unit per Year[1] (before revenue and cost improvement initiatives)	22%+ / $13K Avg. PLP % / $ per Unit per Year[1] (before revenue and cost improvement initiatives)
Competitive Leadership	3 Direct scaled competitors[2]	0 Direct scaled competitors[2]

Note: "Pre-COVID-19 pandemic" reflects units contracted before Q2 2020. "Post-COVID-19 pandemic" reflects units contracted during Q4 2020.
(1) Property Level Profit (Loss) (PLP or PLL) is a non-GAAP financial measure that Sonder defines as GAAP gross profit (loss) (i) impacted by the GAAP rent to Landlord Payment adjustment, and (ii) less Property Level Costs, expressed in U.S. dollars. Property Level Costs (PLC) is a non-GAAP financial measure that Sonder defines as variable costs directly associated with each of Sonder's buildings, expressed in U.S. dollars. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. (2) Defined as venture-backed short-term rental operators.

Sonder

27

Company Overview

The Sonder flywheel underscores our rapid growth as we transform the industry



5
Faster Supply, Revenue & PLP[1] Growth
1
Investments in Tech
2
Better Guest Experience & Cost Structure
3
Better Unit Economics & Brand
4
Improved Deal Terms and Conversion Rates on Better Supply

(1) Property Level Profit (Loss) (PLP or PLL) is a non-GAAP financial measure that Sonder defines as GAAP gross profit (loss) (i) impacted by the GAAP rent to Landlord Payment adjustment, and (ii) less Property Level Costs, expressed in U.S. dollars. Property Level Costs (PLC) is a non-GAAP financial measure that Sonder defines as variable costs directly associated with each of Sonder's buildings, expressed in U.S. dollars. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs.

Sonder

28

Company Overview

We have multiple levers to drive continued growth

In Process
(Next 3 Years)

- Global portfolio of 56K[1] economically attractive units
- Accelerate the development of our proprietary technology
- Drive down Property Level Costs through automation and self-serve
- Drive up RevPAR capabilities through ancillary revenue, B2B, group and loyalty

Medium Term
(3-5 Years)

- Expand to Asia and within Latin America
- Transition to majority liability light (revenue share / mixed leases)
- Diversify property types (resort / villas / residences)

Longer Term
(5+ Years)

- Franchise contracts for Sonder technology, brand and distribution
- Hospitality SaaS - white label Sonder technology for independent operators

(1) Reflects 2024E forecasted EOY Live Units.

Sonder

29

Company Overview

Our high performance executive team combines deep technology, operations and hospitality experience



Francis Davidson
Co-Founder & CEO
Sonder



Sanjay Banker
President & CFO
TPG



Martin Picard
Co-Founder & Global Head of RE
Deloitte.



Satyen Pandya
CTO
amazon



Phil Rothenberg
General Counsel
TESLA



Melika Carroll
VP of Corporate Affairs
salesforce



Shruti Challa
VP of Revenue
Booking.com



Nicolas Chammas
VP of Strategic Finance
AKKR



Arthur Chang
VP & Chief of Staff
starwood Hotels and Resorts



Deeksha Hebbar
VP of Operations
McKinsey & Company



Christian Hempell
VP of Market Operations North America
IHG



Gregg Hurley
VP of Real Estate Development
lululemon athletica



Matt Judge
VP of Design & Experience



Nicole LaFlamme
VP of Human Resources
MGM RESORTS



Harsh Mehta
VP of EMEA
amazon



Ritesh Patel
VP & Controller
FORESCOUT



Kristen Richter
VP of Sales
RADISSON HOTELS

Select Investors

ATREIDES MANAGEMENT · BEZOS EXPEDITIONS · Fidelity INVESTMENTS · GREENOAKS · greylockpartners. · inovia · SPARK CAPITAL · tao · THAYER VENTURES · VALOR EQUITY PARTNERS · WESTCAP · Wilson Family

Sonder

30

Financial Overview Company Overview Financial Over view Transaction Overview 31Financial Overview Company Overview Financial Over view Transaction Overview 31

Financial Overview

Financial highlights

Scaled business

$4.0B
2025E Revenue

~77K
2025E Ending Live Units

Rapid growth

103%
2020A - 2025E Revenue CAGR

77%
2020A - 2025E Live Unit CAGR

Outstanding unit economics

3 mo.
Average estimated payback period[1]

Capital and liability light

~90%
CapEx funded by landlords (current pipeline and recently contracted units)

19%
Current pipeline Revenue Share / Mixed Lease deals

Attractive margins

32%
Property Level Profit (PLP) Margin[2] (2025E)

Meaningful Q1' 21 outperformance

2.1x
RevPAR vs. traditional hotels[3]

2.4x
Occupancy vs. traditional hotels[3]



(1) Based on late stage pipeline deals in lease negotiation and LOI as of 12/31/2020. Payback period defined as the forecasted number of months it takes for a deal's cumulative cash flow to turn positive based on Sonder's internal underwriting process. (2) Property Level Profit (Loss) (PLP or PLL) is a non-GAAP financial measure that Sonder defines as GAAP gross profit (loss) (i) impacted by the GAAP rent to Landlord Payment adjustment, and (ii) less Property Level Costs, expressed in U.S. dollars. Property Level Costs (PLC) is a non-GAAP financial measure that Sonder defines as variable costs directly associated with each of Sonder's buildings, expressed in U.S. dollars. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. (3) Per STR, average for the three months ended 3/31/2021. "Traditional Hotels" Represents upper upscale class of hotels in cities where Sonder operates. The upper upscale chain segment designation is determined by STR (a globally recognized resource for market data on the worldwide hospitality industry) based on each hotel brand's Average Daily Rate for prior years. RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights).

Sonder 32

Financial Overview Our powerful supply growth engine is expected to drive rapid live unit growth Ending Live Units & Contracted Units Live Units Contracted Units Forecast assumes conservative unit contracting cadence ~90% 875 1,159 of 2025E Live Units are < expected to be contracted Forecasted average units Achieved average units Post-COVID contracted per month contracted per month in 2021E - 2022E Q4 2019 Portfolio 1 rebalancing Note: Live Units are deﬁned as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes prenegotiated abatement) and is able to generate revenue from these units. Contracted Units are deﬁned as Units which have signed real estate contracts, but are not yet available for guests to book. Sonder is not yet able to generate revenue from these units. Live Units plus Contracted 33 Units may not add up precisely to Total Portfolio ﬁgures due to rounding. (1) ~4K units dropped from Total Portfolio (Live and Contracted) in 2020, ~30% of January 2020 Total Portfolio.Financial Overview Our powerful supply growth engine is expected to drive rapid live unit growth Ending Live Units & Contracted Units Live Units Contracted Units Forecast assumes conservative unit contracting cadence ~90% 875 1,159 of 2025E Live Units are < expected to be contracted Forecasted average units Achieved average units Post-COVID contracted per month contracted per month in 2021E - 2022E Q4 2019 Portfolio 1 rebalancing Note: Live Units are deﬁned as units which are available for guest bookings on Sonder.com, the Sonder app and other channels. Sonder pays rent (or utilizes prenegotiated abatement) and is able to generate revenue from these units. Contracted Units are deﬁned as Units which have signed real estate contracts, but are not yet available for guests to book. Sonder is not yet able to generate revenue from these units. Live Units plus Contracted 33 Units may not add up precisely to Total Portfolio ﬁgures due to rounding. (1) ~4K units dropped from Total Portfolio (Live and Contracted) in 2020, ~30% of January 2020 Total Portfolio.

Financial Overview We’re conservatively forecasting RevPAR growth despite our conviction around pent-up demand and our ability to achieve planned revenue initiatives RevPAR 2 RevPAR growth split between CBRE forecasts +28% 2020A-2025E 1 ~80% market recovery and ~20% initiatives, including: RevPAR CAGR for traditional hotels , ● Improved revenue management● Ancillary revenue opportunities while Sonder conservatively assumes +17% for the same period ● Loyalty and CRM● Additional distribution channels Note: RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights). 34 (1) Per CBRE upper upscale US RevPAR forecast. (2) Sonder RevPAR growth driven by recovery from COVID-19 pandemic impact, inﬂationary growth and key initiatives such as demand driver optimization, revenue management improvements, increased channels, ancillary revenue opportunities, streamlined service delivery and improved inventory management. Financial Overview We’re conservatively forecasting RevPAR growth despite our conviction around pent-up demand and our ability to achieve planned revenue initiatives RevPAR 2 RevPAR growth split between CBRE forecasts +28% 2020A-2025E 1 ~80% market recovery and ~20% initiatives, including: RevPAR CAGR for traditional hotels , ● Improved revenue management● Ancillary revenue opportunities while Sonder conservatively assumes +17% for the same period ● Loyalty and CRM● Additional distribution channels Note: RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights). 34 (1) Per CBRE upper upscale US RevPAR forecast. (2) Sonder RevPAR growth driven by recovery from COVID-19 pandemic impact, inﬂationary growth and key initiatives such as demand driver optimization, revenue management improvements, increased channels, ancillary revenue opportunities, streamlined service delivery and improved inventory management.

Financial Overview We’re confident in our strong revenue growth outlook driven by a combination of rapid supply aggregation, modest market recovery and RevPAR initiatives GAAP Revenue ($M) 103% 2020A-2025E CAGR ~70% of 2022E revenue driven by units already live or contracted 35Financial Overview We’re confident in our strong revenue growth outlook driven by a combination of rapid supply aggregation, modest market recovery and RevPAR initiatives GAAP Revenue ($M) 103% 2020A-2025E CAGR ~70% of 2022E revenue driven by units already live or contracted 35

Financial Overview Our current portfolio of already live and contracted units gives us high visibility into our 2021 and 2022 revenue targets 2021E GAAP Revenue ($M) 2022E GAAP Revenue ($M) ~70% of 2022E Revenue (before 1 initiatives ) from units already live or contracted ~98% of 2021E Revenue (before 1 initiatives ) from units already live or contracted Note: Live Units cohort represents units available for guest bookings on Sonder.com, the Sonder app and other channels in or by March 2021. Contracted Units cohort represents all units which have signed real estate 36 contracts, but are not yet available for guests to book on or by March 2021. New Units cohort represents all forecasted unit signings after March 2021. (1) Calculated as (Live Units + Contracted Units) / (Revenue - RevPar Initiatives). Financial Overview Our current portfolio of already live and contracted units gives us high visibility into our 2021 and 2022 revenue targets 2021E GAAP Revenue ($M) 2022E GAAP Revenue ($M) ~70% of 2022E Revenue (before 1 initiatives ) from units already live or contracted ~98% of 2021E Revenue (before 1 initiatives ) from units already live or contracted Note: Live Units cohort represents units available for guest bookings on Sonder.com, the Sonder app and other channels in or by March 2021. Contracted Units cohort represents all units which have signed real estate 36 contracts, but are not yet available for guests to book on or by March 2021. New Units cohort represents all forecasted unit signings after March 2021. (1) Calculated as (Live Units + Contracted Units) / (Revenue - RevPar Initiatives).

Financial Overview We see a clear path to +30% Property Level Profit Margin via market recovery, improved post-COVID deal terms, scale economies and technology investments Total Portfolio - Property Level Proﬁt (Loss) Margin (%) $40M ~$1.3B 2022E PLP $ 2025E PLP $ Note: Property Level Proﬁt (Loss) (PLP or PLL) is a non-GAAP ﬁnancial measure that Sonder deﬁnes as GAAP gross proﬁt (loss) (i) impacted by the GAAP rent to Landlord Payment adjustment, and (ii) less Property Level Costs, expressed in U.S. dollars. Property Level Costs (PLC) is a non-GAAP ﬁnancial measure that Sonder deﬁnes as variable costs directly associated with each of Sonder’s buildings, expressed in U.S. dollars. These costs 37 include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. Pre-COVID stabilized PLP based on December 2019 Unit Economics. Financial Overview We see a clear path to +30% Property Level Profit Margin via market recovery, improved post-COVID deal terms, scale economies and technology investments Total Portfolio - Property Level Proﬁt (Loss) Margin (%) $40M ~$1.3B 2022E PLP $ 2025E PLP $ Note: Property Level Proﬁt (Loss) (PLP or PLL) is a non-GAAP ﬁnancial measure that Sonder deﬁnes as GAAP gross proﬁt (loss) (i) impacted by the GAAP rent to Landlord Payment adjustment, and (ii) less Property Level Costs, expressed in U.S. dollars. Property Level Costs (PLC) is a non-GAAP ﬁnancial measure that Sonder deﬁnes as variable costs directly associated with each of Sonder’s buildings, expressed in U.S. dollars. These costs 37 include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. Pre-COVID stabilized PLP based on December 2019 Unit Economics.

Financial Overview

Compelling "per night" unit economics drive robust annual economics...

Per Bookable Night[1] Assumptions 2025E	
Average Daily Rate $	$220
Occupancy %	75%
RevPAR	**$165**
Landlord Payments	$64
Property Level Costs[2]	$48
Property Level Profit	**$52**
% Margin	*32%*
Other Operating Expenses[3]	$18
Adj. EBITDA	**$34**
% Margin	*21%*

Annualized New Unit Assumptions 2025E

$60K
Revenue / Unit

$19K
Property Level Profit / Unit

$3K
Sonder portion of Pre-Opening Costs (POC) per Unit

Owner-provided CapEx increases operating leverage as average Sonder funded POC drops from $13k to $3k

Note: Inclusive of revenue and cost improvements.
(1) Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures greater than 30 nights. (2) Property Level Costs (PLC) is a non-GAAP financial measure that Sonder defines as variable costs directly associated with each of Sonder's buildings, expressed in U.S. dollars. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. (3) Other Operating Expenses is comprised of Research & Development, General & Administrative, Sales & Marketing, Operations, Pre-Opening Costs (POC) and Capex Allowance.

Sonder 38

Financial Overview

… which underscore our post-pandemic outlook on margin expansion

($ in 000s, except RevPAR)	2020A	2021E	2022E	2023E	2024E	2025E
Live units (EOY)	4,489	8,133	18,572	34,889	55,654	77,234
Bookable Nights[1]	1,558,779	2,051,546	4,736,862	9,509,528	16,529,952	24,266,636
RevPAR	**$74**	**$84**	**$129**	**$151**	**$159**	**$165**
GAAP Revenue	**$115,678**	**$172,831**	**$610,450**	**$1,439,185**	**$2,633,829**	**$3,995,280**
YoY growth	*(19%)*	*49%*	*253%*	*136%*	*83%*	*52%*
Adjusted Gross Profit	($16,401)	**($3,567)**	**$209,298**	**$663,789**	**$1,349,344**	**$2,134,060**
Property Level Costs[2]	($41,261)	($62,817)	($168,840)	($356,087)	($572,826)	($871,136)
Property Level Profit	**($57,662)**	**($66,383)**	**$40,458**	**$307,701**	**$776,518**	**$1,262,924**
PLP margin %	*(50%)*	*(38%)*	*7%*	*21%*	*29%*	*32%*
Other Operating Expenses[3]	**($147,177)**	**($190,460)**	**($246,303)**	**($283,500)**	**($355,799)**	**($441,172)**
Adj. EBITDA	**($204,839)**	**($256,843)**	**($205,845)**	**$24,201**	**$420,720**	**$821,752**
Adj. EBITDA margin %	*(177%)*	*(149%)*	*(34%)*	*2%*	*16%*	*21%*

Note: P&L represents management presentation of financials.
(1) Bookable Nights represent the total number of nights available for stays across all Live Units. This excludes nights lost to full building closures greater than 30 nights. (2) Property Level Costs (PLC) is a non-GAAP financial measure that Sonder defines as variable costs directly associated with each of Sonder's buildings, expressed in U.S. dollars. These costs include (i) channel fees paid to Online Travel Agencies (OTAs), (ii) customer service costs, (iii) laundry/consumables costs, (iv) maintenance costs, and (v) utilities & insurance costs. (3) Other Operating Expenses is comprised of Research & Development, General & Administrative, Sales & Marketing, Operations, Pre-Opening Costs (POC) and Capex Allowance.

Sonder

39

Financial Overview

Hospitality deserves an iconic, 21st century brand. This is *our* moment.

Tech-driven platform	**~50%** Operating cost reduction[1]	**100%** Digital, mobile first service
Design-forward experience loved by our guests	**70%+** Customer Satisfaction (CSAT) scores	**350+** Extraordinary properties[2]
Enormous market opportunity	**$809B+** Global lodging market[3]	**<2.0%** Share in current markets by 2025[4]
Strong value proposition to real estate partners	Lower costs, faster lease-up, better ROI	Alleviate management responsibilities
Rapid growth and proven unit economics	**103%** Revenue CAGR[5]	**3 Month** Avg. estimated payback period[6]
Q1'21 outperformance vs. traditional hotels	**2.1x** RevPAR outperformance[7]	**2.4x** Occupancy outperformance[7]
Experienced team	Deep industry expertise	Full executive bench ready to scale



(1) Versus traditional hotel operating costs. (2) Includes currently live and contracted properties as of 5/31/2021. (3) Source: Euromonitor. (4) Reflects cumulative U.S. apartment and global hotel market share of units contracted by Sonder from 2021E - 2025E. Further penetration detail on page 25. (5) 2020A-2025E GAAP Revenue CAGR. (6) Based on late stage pipeline deals in lease negotiation and LOI as of 12/31/2020. Payback period defined as the forecasted number of months it takes for a deal's cumulative cash flow to turn positive based on Sonder's internal underwriting process. (7) Per STR, average for the three months ending 3/31/2021. Outperformance indexed to STR traditional hotels index, which represents Upper Upscale hotels in cities where Sonder operates. RevPAR (Revenue per Available Room) is a key metric that represents the average revenue earned per available night, and is calculated by dividing Revenue by Bookable Nights (the total number of nights available for stays across all Live Units; this excludes nights lost to full building closures greater than 30 nights).

Sonder

40

Transaction Overview Company Overview Financial Overview Transaction Overview 41Transaction Overview Company Overview Financial Overview Transaction Overview 41

Transaction Overview Transaction summary Illustrative Pro Forma Valuation ($M, except per share values) Key Transaction Terms Pro Forma Capitalization ● Pro forma enterprise value of $2,200M (3.6x 2022E revenue) Share Price at Merger $ 10.00 ● Pro forma net balance sheet cash includes proceeds from the March 2021 convertible Total Shares Outstanding 293.9 note issuance Equity Value $ 2,939 ● Existing Sonder shareholders will retain 74% ownership in the pro forma company (-) PF Net Balance Sheet Cash as of 6/30 ($739) ● Both the SPAC and PIPE oﬀering are 100% primary with all net proceeds (after Enterprise Value $ 2,200 transaction costs) going to the balance sheet 2022E GAAP Revenue $ 610 Implied Multiple 3.6x Illustrative Post-Transaction Ownership Sources and Uses ($M) Sources 4% SPAC Cash in Trust $ 450 Pro Forma Ownership Value New PIPE Investment 200 Seller Rollover Equity 2,177 Existing Sonder Shareholders $ 2,177 Total $ 2,827 SPAC Shareholders 450 PIPE Investors 200 Uses SPAC Sponsor 113 Net Cash to Balance Sheet $ 620 Total Value $ 2,939 Transaction Costs 30 Seller Rollover Equity 2,177 Total $ 2,827 Note: Assumes a nominal share price of $10.00 per share. Pro Forma Ownership excludes impact of warrants and earnout to existing Sonder shareholders. Shareholders from the recent convertible notes issuance included in existing Sonder shareholders. Pro forma net balance sheet cash as of 6/30/2021 includes approximately $119M of net cash projected and $35M of projected debt outstanding (the transaction is expected 42 to close in the second half of 2021). Pro forma net balance sheet cash as of 6/30/2021 assumes no Sonder transaction expenses and $30M of Company transaction expenses. The estimated Sonder transaction expenses are $16-$18M and estimated Company transaction expenses are $40M at the transaction closing.Transaction Overview Transaction summary Illustrative Pro Forma Valuation ($M, except per share values) Key Transaction Terms Pro Forma Capitalization ● Pro forma enterprise value of $2,200M (3.6x 2022E revenue) Share Price at Merger $ 10.00 ● Pro forma net balance sheet cash includes proceeds from the March 2021 convertible Total Shares Outstanding 293.9 note issuance Equity Value $ 2,939 ● Existing Sonder shareholders will retain 74% ownership in the pro forma company (-) PF Net Balance Sheet Cash as of 6/30 ($739) ● Both the SPAC and PIPE oﬀering are 100% primary with all net proceeds (after Enterprise Value $ 2,200 transaction costs) going to the balance sheet 2022E GAAP Revenue $ 610 Implied Multiple 3.6x Illustrative Post-Transaction Ownership Sources and Uses ($M) Sources 4% SPAC Cash in Trust $ 450 Pro Forma Ownership Value New PIPE Investment 200 Seller Rollover Equity 2,177 Existing Sonder Shareholders $ 2,177 Total $ 2,827 SPAC Shareholders 450 PIPE Investors 200 Uses SPAC Sponsor 113 Net Cash to Balance Sheet $ 620 Total Value $ 2,939 Transaction Costs 30 Seller Rollover Equity 2,177 Total $ 2,827 Note: Assumes a nominal share price of $10.00 per share. Pro Forma Ownership excludes impact of warrants and earnout to existing Sonder shareholders. Shareholders from the recent convertible notes issuance included in existing Sonder shareholders. Pro forma net balance sheet cash as of 6/30/2021 includes approximately $119M of net cash projected and $35M of projected debt outstanding (the transaction is expected 42 to close in the second half of 2021). Pro forma net balance sheet cash as of 6/30/2021 assumes no Sonder transaction expenses and $30M of Company transaction expenses. The estimated Sonder transaction expenses are $16-$18M and estimated Company transaction expenses are $40M at the transaction closing.

Transaction Overview Sonder’s peer set represents strong brands and technology-enabled platforms Vertical Disruptors Digital Hospitality & Real Estate ■ Similar long-term margin proﬁle■ Disrupting traditional lodging industry ■ Recognized consumer-brands ■ Proven technology-enabled platforms ■ Operating in large and growing ■ Massive market still in early innings of markets digitization Upper Upscale Lodging ■ Access to diﬀerentiated supply ■ Strong brands within their core markets ■ Demonstrated operational expertise 43Transaction Overview Sonder’s peer set represents strong brands and technology-enabled platforms Vertical Disruptors Digital Hospitality & Real Estate ■ Similar long-term margin proﬁle■ Disrupting traditional lodging industry ■ Recognized consumer-brands ■ Proven technology-enabled platforms ■ Operating in large and growing ■ Massive market still in early innings of markets digitization Upper Upscale Lodging ■ Access to diﬀerentiated supply ■ Strong brands within their core markets ■ Demonstrated operational expertise 43

Transaction Overview Valuation benchmarking (1/2) 2022E Revenue Multiple Median: 4.8x Median: 3.9x Median: 4.8x 2022E Adj. EBITDA Multiple Median: NM Median: 16.7x Median: 18.7x Sonder Implied Adj. Multiple at Target Margin of 25%: 14.4x NM NM NM NM NM NM NM Vertical Disruptors Digital Hospitality and Real Estate Upper Upscale Lodging Source: IBES, Bloomberg, Capital IQ, Company Filings; market data as of 06/25/2021 44 Note: Revenue used to calculate Sonder multiple reﬂects GAAP Revenue, and Adjusted EBITDA reﬂects a non-GAAP metric. Multiples greater than 50x are excluded as not meaningful (“NM”).Transaction Overview Valuation benchmarking (1/2) 2022E Revenue Multiple Median: 4.8x Median: 3.9x Median: 4.8x 2022E Adj. EBITDA Multiple Median: NM Median: 16.7x Median: 18.7x Sonder Implied Adj. Multiple at Target Margin of 25%: 14.4x NM NM NM NM NM NM NM Vertical Disruptors Digital Hospitality and Real Estate Upper Upscale Lodging Source: IBES, Bloomberg, Capital IQ, Company Filings; market data as of 06/25/2021 44 Note: Revenue used to calculate Sonder multiple reﬂects GAAP Revenue, and Adjusted EBITDA reﬂects a non-GAAP metric. Multiples greater than 50x are excluded as not meaningful (“NM”).

Transaction Overview Valuation benchmarking (2/2) 2023E Revenue Multiple Median: 3.9x Median: 2.9x Median: 4.0x 2023E Adj. EBITDA Multiple Median: 29.4x Median: 14.5x Median: 15.0x Sonder Implied Adj. Multiple at Target Margin of 25%: 6.1x NM NM NM NM Vertical Disruptors Digital Hospitality and Real Estate Upper Upscale Lodging Source: IBES, Bloomberg, Capital IQ, Company Filings; market data as of 06/25/2021 45 Note: Revenue used to calculate Sonder multiple reﬂects GAAP Revenue, and Adjusted EBITDA reﬂects a non-GAAP metric. Multiples greater than 50x are excluded as not meaningful (“NM”). Transaction Overview Valuation benchmarking (2/2) 2023E Revenue Multiple Median: 3.9x Median: 2.9x Median: 4.0x 2023E Adj. EBITDA Multiple Median: 29.4x Median: 14.5x Median: 15.0x Sonder Implied Adj. Multiple at Target Margin of 25%: 6.1x NM NM NM NM Vertical Disruptors Digital Hospitality and Real Estate Upper Upscale Lodging Source: IBES, Bloomberg, Capital IQ, Company Filings; market data as of 06/25/2021 45 Note: Revenue used to calculate Sonder multiple reﬂects GAAP Revenue, and Adjusted EBITDA reﬂects a non-GAAP metric. Multiples greater than 50x are excluded as not meaningful (“NM”).

Transaction Overview Operational benchmarking 2017A – 2019A Revenue CAGR Median: 61% Median: 10% Median: 8% NA 2020A – 2023E Revenue CAGR Median: 35% Median: 37% Median: 31% Vertical Disruptors Digital Hospitality and Real Estate Upper Upscale Lodging Source: IBES, Bloomberg, Capital IQ, Company Filings; market data as of 06/25/2021 46 Note: Revenue used to calculate Sonder CAGRs reﬂect GAAP Revenue. DoorDash revenue CAGR is not calculable for 2017A - 2019A because DoorDash 2017A ﬁgures are not disclosed. Revenue reﬂects the as reported numbers for historicals (except for Uber, which reﬂects restated revenue due to a change in accounting policies) and IBES estimates for projections.Transaction Overview Operational benchmarking 2017A – 2019A Revenue CAGR Median: 61% Median: 10% Median: 8% NA 2020A – 2023E Revenue CAGR Median: 35% Median: 37% Median: 31% Vertical Disruptors Digital Hospitality and Real Estate Upper Upscale Lodging Source: IBES, Bloomberg, Capital IQ, Company Filings; market data as of 06/25/2021 46 Note: Revenue used to calculate Sonder CAGRs reﬂect GAAP Revenue. DoorDash revenue CAGR is not calculable for 2017A - 2019A because DoorDash 2017A ﬁgures are not disclosed. Revenue reﬂects the as reported numbers for historicals (except for Uber, which reﬂects restated revenue due to a change in accounting policies) and IBES estimates for projections.

Appendix 47Appendix 47

Appendix Audited Audited Unaudited ($ in 000s) 2019 2020 Q1 2021 Revenue $142,910 $115,678 $31,558 Cost of Revenue (less depreciation and amortization) ($124,866) ($136,995) ($39,205) Audited GAAP 2019 Total Operating Expenses ($189,147) ($222,505) ($63,402) & 2020 financials Operating Income (Loss) ($171,103) ($243,822) ($71,049) and unaudited GAAP Q1 2021 financials Other Income and Expenses ($7,146) ($6,171) ($7,469) Income (Loss) Before Provision of Income Taxes ($178,249) ($249,993) ($78,518) Provision for Income Taxes - ($323) ($23) Net Income (Loss) ($178,249) ($250,316) ($78,541) 48Appendix Audited Audited Unaudited ($ in 000s) 2019 2020 Q1 2021 Revenue $142,910 $115,678 $31,558 Cost of Revenue (less depreciation and amortization) ($124,866) ($136,995) ($39,205) Audited GAAP 2019 Total Operating Expenses ($189,147) ($222,505) ($63,402) & 2020 financials Operating Income (Loss) ($171,103) ($243,822) ($71,049) and unaudited GAAP Q1 2021 financials Other Income and Expenses ($7,146) ($6,171) ($7,469) Income (Loss) Before Provision of Income Taxes ($178,249) ($249,993) ($78,518) Provision for Income Taxes - ($323) ($23) Net Income (Loss) ($178,249) ($250,316) ($78,541) 48

Appendix

Non-GAAP reconciliation

GAAP to Non-GAAP Bridges ($ in 000s)

	2019	2020	Q1 2021
GAAP Gross Profit (Loss)	**$18,044**	**($21,317)**	**($7,647)**
GAAP rent to Landlord Payments adjustment	$19,177	$4,916	$3,451
Adjusted Gross Profit (Loss)	**$37,221**	**($16,401)**	**($4,196)**
Property Level Costs	($33,666)	($41,261)	($11,515)
Property Level Profit (Loss)	**$3,555**	**($57,662)**	**($15,711)**

GAAP Net Loss	**($178,249)**	**($250,316)**	**($78,541)**
Interest expense, net	$1,133	$6,402	$3,827
Provision for income taxes	-	$323	$23
Depreciation and amortization	$11,167	$16,969	$4,119
EBITDA	**($165,949)**	**($226,622)**	**($70,572)**
GAAP rent to Landlord Payments adjustment	$19,177	$4,916	$3,451
Stock-based compensation	$3,380	$7,223	$14,153
Other expenses (income), net	$6,013	($231)	$3,642
COVID-19 related offboardings	-	$9,875	-
FF&E allowance realized[1]	-	-	$2,766
Adjusted EBITDA	**($137,379)**	**($204,839)**	**($46,560)**

(1) Represents cash payments from real estate owners received for capital expenditure financing.

Sonder

49

Appendix Risk Factors Summary ● Sonder’s actual results may diﬀer materially from its forecasts and projections. ● Sonder’s business depends on its reputation and the strength of its brand. ● Sonder’s results could be negatively aﬀected by changes in travel, hospitality, real estate and vacation ● Claims, lawsuits, and other proceedings could adversely aﬀect Sonder’s business. markets. ● Sonder may be subject to liability or reputational damage for the activities of its guests or other ● Sonder may be unable to negotiate satisfactory leases or other arrangements to operate new properties, or incidents at Sonder’s properties. onboard them in a timely manner, or renew or replace existing properties on satisfactory terms or at all. ● Sonder is subject to claims and liabilities associated with potential health and safety issues and ● Delays in real estate development and construction projects related to Sonder’s leases could adversely aﬀect hazardous substances at properties. Sonder’s ability to generate revenue from such leased buildings. ● Sonder must attract and retain suﬃcient, highly skilled personnel and is subject to risks associated with ● Newly leased properties may generate revenue later than Sonder estimated, and may be more diﬃcult or the employment of hospitality personnel, including unionized labor. expensive to integrate into Sonder’s operations than expected. ● Sonder has identiﬁed material weaknesses in its internal control over ﬁnancial reporting and may identify ● Sonder’s limited operating history and evolving business make it diﬃcult to evaluate its future prospects and material weaknesses in the future or otherwise fail to maintain an eﬀective system of internal controls, challenges. which may result in material misstatements of its consolidated ﬁnancial statements. ● Sonder may be unable to eﬀectively manage its growth.● Sonder relies on third parties for important services and technologies, and their availability and performance are uncertain. ● The COVID-19 pandemic and eﬀorts to reduce its spread have had, and will likely continue to have, a negative impact on Sonder.● Sonder’s processing, storage, use and disclosure of personal data exposes it to risks of internal or external security breaches and could give rise to liabilities and/or damage to reputation. ● Sonder has a history of net losses and may not be able to achieve or maintain future proﬁtability. ● Failure to comply with privacy, data protection, consumer protection, marketing and advertising laws ● Costs relating to the opening, operation and maintenance of its leased properties could be higher than could adversely aﬀect Sonder. expected. ● Sonder faces risks related to Sonder’s intellectual property. ● Sonder depends on landlords to manage and maintain its properties. ● Sonder’s business is highly regulated across multiple jurisdictions, including evolving and sometimes ● Sonder’s long-term and ﬁxed-cost leases limit its ﬂexibility. uncertain short-term rental and tax laws, which may limit Sonder’s growth. ● Under certain circumstances, Sonder’s leases are subject to early termination, which can be disruptive and ● Sonder’s indebtedness and credit facilities contain ﬁnancial covenants and other restrictions that may costly. limit its operational ﬂexibility or otherwise adversely aﬀect its results of operations. ● Sonder may be unable to attract new guests or generate repeat bookings. ● Holders of Exchangeable Shares may have to pay income taxes as a result of their exchange for the ● Sonder may be unable to introduce upgraded amenities, services or features for its guests cost-eﬃciently. Post-Combination Company’s Common Stock. ● Sonder operates in the highly competitive hospitality market. ● The price of the Post-Combination Company’s common stock may ﬂuctuate. ● Sonder uses third-party distribution channels to list its units, and these channels have historically accounted ● Future resales of common stock after the consummation of the Business Combination may cause the for a substantial percentage of Sonder’s bookings. market price of Post-Combination Company’s securities to drop signiﬁcantly, even if the ● Sonder’s long-term success depends, in part, on Sonder’s ability to expand internationally, and Sonder’s Post-Combination Company’s business is doing well. business is susceptible to risks associated with international operations. 50 Appendix Risk Factors Summary ● Sonder’s actual results may diﬀer materially from its forecasts and projections. ● Sonder’s business depends on its reputation and the strength of its brand. ● Sonder’s results could be negatively aﬀected by changes in travel, hospitality, real estate and vacation ● Claims, lawsuits, and other proceedings could adversely aﬀect Sonder’s business. markets. ● Sonder may be subject to liability or reputational damage for the activities of its guests or other ● Sonder may be unable to negotiate satisfactory leases or other arrangements to operate new properties, or incidents at Sonder’s properties. onboard them in a timely manner, or renew or replace existing properties on satisfactory terms or at all. ● Sonder is subject to claims and liabilities associated with potential health and safety issues and ● Delays in real estate development and construction projects related to Sonder’s leases could adversely aﬀect hazardous substances at properties. Sonder’s ability to generate revenue from such leased buildings. ● Sonder must attract and retain suﬃcient, highly skilled personnel and is subject to risks associated with ● Newly leased properties may generate revenue later than Sonder estimated, and may be more diﬃcult or the employment of hospitality personnel, including unionized labor. expensive to integrate into Sonder’s operations than expected. ● Sonder has identiﬁed material weaknesses in its internal control over ﬁnancial reporting and may identify ● Sonder’s limited operating history and evolving business make it diﬃcult to evaluate its future prospects and material weaknesses in the future or otherwise fail to maintain an eﬀective system of internal controls, challenges. which may result in material misstatements of its consolidated ﬁnancial statements. ● Sonder may be unable to eﬀectively manage its growth.● Sonder relies on third parties for important services and technologies, and their availability and performance are uncertain. ● The COVID-19 pandemic and eﬀorts to reduce its spread have had, and will likely continue to have, a negative impact on Sonder.● Sonder’s processing, storage, use and disclosure of personal data exposes it to risks of internal or external security breaches and could give rise to liabilities and/or damage to reputation. ● Sonder has a history of net losses and may not be able to achieve or maintain future proﬁtability. ● Failure to comply with privacy, data protection, consumer protection, marketing and advertising laws ● Costs relating to the opening, operation and maintenance of its leased properties could be higher than could adversely aﬀect Sonder. expected. ● Sonder faces risks related to Sonder’s intellectual property. ● Sonder depends on landlords to manage and maintain its properties. ● Sonder’s business is highly regulated across multiple jurisdictions, including evolving and sometimes ● Sonder’s long-term and ﬁxed-cost leases limit its ﬂexibility. uncertain short-term rental and tax laws, which may limit Sonder’s growth. ● Under certain circumstances, Sonder’s leases are subject to early termination, which can be disruptive and ● Sonder’s indebtedness and credit facilities contain ﬁnancial covenants and other restrictions that may costly. limit its operational ﬂexibility or otherwise adversely aﬀect its results of operations. ● Sonder may be unable to attract new guests or generate repeat bookings. ● Holders of Exchangeable Shares may have to pay income taxes as a result of their exchange for the ● Sonder may be unable to introduce upgraded amenities, services or features for its guests cost-eﬃciently. Post-Combination Company’s Common Stock. ● Sonder operates in the highly competitive hospitality market. ● The price of the Post-Combination Company’s common stock may ﬂuctuate. ● Sonder uses third-party distribution channels to list its units, and these channels have historically accounted ● Future resales of common stock after the consummation of the Business Combination may cause the for a substantial percentage of Sonder’s bookings. market price of Post-Combination Company’s securities to drop signiﬁcantly, even if the ● Sonder’s long-term success depends, in part, on Sonder’s ability to expand internationally, and Sonder’s Post-Combination Company’s business is doing well. business is susceptible to risks associated with international operations. 50